                          AMENDMENT OF PROMISSORY NOTE

(4)  September 30, 2001

The promissory note dated June 6, 2000, and amended March 21, 2001 and May 8,
2001, whereby Hayseed Stephens agreed to loan Ness Energy International, Inc., up to $300,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by June 6, 2001 is hereby amended as follows:

The repayment date is extended to September 30, 2002.

The interest is changed to be paid on a current basis with payment to be made as requested.

All other conditions remain unchanged.

(1)  /s/  Deborah Tillery                           /s/  Hayseed Stephens
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          Deborah Tillery, Witness                       Hayseed Stephens

(2)  /s/  Kaye Oakes                                /s/  Bob Lee
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          Kaye Oaks, Witness                             Bob Lee
                                                         Ness Energy International, Inc.